                                     LEASE

                                 BY AND BETWEEN

                        5025 EAST WASHINGTON ASSOCIATES
                              LIMITED PARTNERSHIP
                                   "LANDLORD"

                                      AND

                               SSE TELECOM, INC.
                                    "TENANT"

                                   LOCATED AT

                             5025 EAST WASHINGTON,
                                PHOENIX, ARIZONA

                               SEPTEMBER 23, 1997

                               TABLE OF CONTENTS

LEASE OF PREMISES.......................................................................     1
  Base Year.............................................................................     1
  Commencement Date.....................................................................     1
  Common Areas..........................................................................     1
  Default Interest......................................................................     1
  Expiration Date.......................................................................     1
  Index.................................................................................     1
  Tenant's Mailing Address..............................................................     1
  Landlord's Mailing Address............................................................     1
  Project...............................................................................     1
  Rentable Area.........................................................................     1
  Security Deposit......................................................................     1
  State.................................................................................     1
  Term..................................................................................     1
DELIVERY OF POSSESSION..................................................................     1
RENT....................................................................................     1
ADDITIONAL RENT: OPERATING EXPENSE ADJUSTMENT...........................................     1
  Comparison Year.......................................................................     1
  Direct Expenses.......................................................................     1
  Tenant's Share of the Direct Expenses.................................................     1
  The Excess............................................................................     1
INTEREST AND LATE CHARGES...............................................................     2
SECURITY DEPOSIT........................................................................     2
USE OF PREMISES BY TENANT...............................................................     2
PARKING.................................................................................     3
SERVICES AND UTILITIES..................................................................     3
TAXES PAYABLE BY TENANT.................................................................     3
CONDITION OF THE PREMISES...............................................................     4
REPAIRS AND MAINTENANCE.................................................................     4
FIRE OR CASUALTY........................................................................     4
ALTERATIONS AND ADDITIONS...............................................................     5
LEASEHOLD IMPROVEMENTS, TENANT'S PROPERTY...............................................     5
HAZARDOUS MATERIALS.....................................................................     5
  Hazardous Materials Laws..............................................................     5
  Hazardous Materials...................................................................     5
RULES AND REGULATIONS...................................................................     6
CERTAIN RIGHTS RESERVED TO THE LANDLORD.................................................     6
ASSIGNMENT AND SUBLETTING...............................................................     7
HOLDING OVER............................................................................     8
SURRENDER OF PREMISES...................................................................     8
EMINENT DOMAIN..........................................................................     8
INDEMNIFICATION.........................................................................     8
TENANT'S INSURANCE......................................................................     9
LANDLORD'S INSURANCE....................................................................     9
WAIVER OF SUBROGATION...................................................................     9
WAIVER..................................................................................    10
SUBORDINATION AND ATTORNMENT............................................................    10

ESTOPPEL CERTIFICATE BY TENANT..........................................................    10
TRANSFER OF LANDLORD'S INTEREST.........................................................    10
DEFAULT; INSOLVENCY.....................................................................    10
  Default...............................................................................    10
  Insolvency............................................................................    11
INABILITY TO PERFORM....................................................................    11
BROKERAGE FEES..........................................................................    11
NOTICES.................................................................................    11
GOVERNMENT ENERGY OR UTILITY CONTROLS...................................................    11
QUIET ENJOYMENT.........................................................................    11
MISCELLANEOUS...........................................................................    11
  Attorneys' Fees.......................................................................    11
  Severability..........................................................................    11
  Successors and Assigns................................................................    11
  Choice of Law.........................................................................    11
  Prior Agreement; Amendments...........................................................    12
  Captions, Articles and Section Numbers................................................    12
  Recording.............................................................................    12
  Consent...............................................................................    12
  Counterparts..........................................................................    12
  Furnishing of Financial Statements; Tenant's Representations..........................    12
  Accord and Satisfaction...............................................................    12
  Execution of Lease; No Option.........................................................    12
  Corporate Authority...................................................................    12
  Changes Requested by Lender...........................................................    12
  Further Assurances....................................................................    12
  Mortgage Protection...................................................................    12
  Time is of the Essence................................................................    12
  Light or Air..........................................................................    12
  Exhibits..............................................................................    12
  Landlord's Liability..................................................................    12
RENEWAL OPTION..........................................................................    12
RIGHT OF REFUSAL........................................................................    12

     This Lease, dated September 23, 1997, is made by and between 5025 EAST WASHINGTON ASSOCIATES LIMITED PARTNERSHIP ("Landlord") and SSE TELECOM, INC., a Delaware Corporation ("Tenant").

     1. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office space, known as Suite 200, (the "Premises"), as shown on Exhibit "D", located on the 2nd floor, 5025 East Washington, Arizona (the "Building").

     2. Definitions.  The following definitions shall apply:

          a. Base Year:  The calendar year starting 1998.

          b. Commencement Date:  November 1, 1997.

          c. Common Areas: All portions of the building and associated facilities walkways and hallways, restrooms, parking areas, stairways, elevators, courtyards, landscaped areas and other areas designated for use in common by the public and tenants of the Building.

          d. Default Interest: The prime rate of interest announced by the Bank of America plus three percent, adjusted as and when said prime rate is adjusted.

          e. Expiration Date:  October 31, 2000.

          f. Index: The Metropolitan Phoenix Consumer Price Index compiled by the Bureau of Business and Economic Research, College of Business Administration, Arizona State University (1982-84 = 100) or, if said Index should be discontinued or modified, such substitute Index as Landlord, in the exercise of its sole discretion, shall select.

          g. Tenant's Mailing Address:
             47823 Westinghouse Drive
             Fremont, CA 94539
             Attn: Russ Kinsch

          h. Landlord's Mailing Address:
             Stanfield-Pinel Associates, Inc.
             P.O. Box 63003
             Phoenix, Arizona 85082-3003

          i. Project: The Building, the real property described on Exhibit "A" (the "Real Property") and all other buildings or improvements now or hereafter constructed on the Real Property.

          j. Rentable Area: For the purpose of all calculations under this lease, the Rentable Area of the Premises shall be conclusively deemed to be 7000 square feet, regardless of whether the actual area is greater or less than this amount.

          k. Security Deposit:  $10,000.00

          l. State:  The State of Arizona.

          m. Term: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date, or on such other date as this Lease may be terminated in accordance with its terms.

     3. Delivery of Possession: Landlord shall endeavor to deliver possession of the Premises to Tenant on the Commencement Date, but if for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change, the validity of this Lease shall not be impaired, and rent shall be abated until delivery of possession. If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, the Commencement Date shall be advanced to the date Tenant takes possession. Notwithstanding the foregoing, if Landlord fails to deliver possession within 15 days after the Commencement Date, Tenant, as its sole remedy, may elect to terminate this Lease by written notice to Landlord, and upon such termination both Landlord and Tenant shall be released of all liability and obligation hereunder.

     4. Rent. Tenant shall pay to Landlord, without deduction, offset, notice or demand, a Base Rent of EIGHT THOUSAND SEVEN HUNDRED FIFTY United States Dollars ($8,750.00) per month during the first Lease year, a Base Rent of NINE THOUSAND THREE HUNDRED THIRTY THREE United States Dollars ($9,333.00) per month during the second Lease year, and a Base Rent of NINE THOUSAND NINE HUNDRED SEVENTEEN United States Dollars ($9,917.00) per month during the last Lease year, in advance on the first day of each calendar month, at P.O. Box 63003, Phoenix, Arizona 85082-3003 or at such other place as Landlord may designate from time to time in writing; beginning on November 1, 1997 provided, however, that Tenant shall pay upon the execution of this Lease the Base Rent for the first full calendar month and for the fractional month, if any, preceding the first full calendar month. The Base Rent payable for any fractional month at the beginning or end of the Term shall be pro-rated,

     5. Additional Rent: Operating Expense Adjustment.

     a. For the purpose of this Article, the following definitions shall apply:

          Comparison Year.  Each successive 12 month period after the Base Year.

          Direct Expenses. All direct costs of operation and maintenance of the Building and associated improvements, including parking and other Common Areas, as determined by standard accounting practices, including without limitation: real property taxes and assessments; water and sewer charges; insurance premiums; utilities; security; janitorial services; trash removal; costs incurred in the management of the Building and associated Real Property, if any, including administrative overhead and property management fees (said management fees not to exceed 5% of gross rental income); air conditioning and heating; elevator maintenance; supplies; materials; equipment and tools; plumbing and electrical systems; paving, re-paving and re-striping; and costs of maintenance, repair and replacement of all structures, improvements, facilities, equipment and systems. "Direct Expenses" shall not include depreciation on the Building or equipment therein, loan payments, executive salaries or real estate brokers' commissions.

          Tenant's Share of the Direct Expenses. 19.42% of the Direct Expenses for a Base or Comparison Year, representing the percentage of the total rentable area of the Building contained within the Premises.

          The Excess. The amount by which Tenant's share of actual or estimated Direct Expenses exceeds the Base Year Direct Expenses.

     b. All payments required by this Article shall constitute additional rent.

     c. Landlord shall endeavor to give to Tenant on or before the first day of the third month following the end of the Base Year and of each Comparison Year a statement (the "Statement") of:

          i. The Direct Expenses for the preceding Base or Comparison Year;

          ii. An estimate of the Direct Expenses for the current Comparison
     Year;

          iii. Either (1) the amount due from Tenant for Tenant's Share of the actual Direct Expenses for the preceding year over the Base Year Direct Expenses or, (2) if the payments by Tenant for the preceding year were in excess of Tenant's Share of actual Direct Expenses over the Base Year Direct Expenses, a statement of the refund due from Landlord to Tenant as hereinafter provided.

     Failure by Landlord to give the Statement by said date shall not constitute a waiver by Landlord of any of its rights under this Article.

     d. On the first day of each calendar month commencing on or after receipt of the Statement, and continuing until revised in the next annual Statement, Tenant shall pay to Landlord an amount equal to one-twelfth of the Landlord's estimate of the Excess for the then current Comparison Year as set forth in the Statement. In addition, on the first day of the first calendar month commencing on or after receipt of the Statement, Tenant shall pay to Landlord: (i) the Excess for the prior year (as reduced by all payments made by Tenant on account of the estimated Excess for that prior year) plus (ii) one-twelfth of the Landlord's estimate of the Excess for the then current Comparison Year times the number of months in the current

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

Comparison Year which commenced prior to receipt of the Statement, less all payments previously made by Tenant on account of the Excess for the current Comparison Year. If the actual Excess payable by Tenant for any Comparison Year as shown on a Statement is less than the payments made by Tenant on account of the estimated Excess for that Comparison Year, the overpayment by Tenant shall, so long as Tenant is not then in default and Landlord has no claim against Tenant for any prior default, be credited towards the next monthly Base Rent falling due. In no event, however, shall Tenant be entitled to a refund of the amount, if any, by which the Base Year Direct Expenses exceeds Tenant's Share of actual Direct Expenses.

     e. If the Lease expires on other than the last day of a Comparison Year, the amount of the Excess payable by Tenant for that year shall be prorated.

     f. Even though the Term has expired or the Lease terminated and Tenant has vacated the Premises, when the final determination is made of the Excess for the Year in which this Lease terminates or for the preceding year, Tenant shall immediately pay any unpaid portion of the Excess, and conversely, so long as Tenant is not then in default and Landlord has no claim against Tenant for any prior default, any overpayment shall be refunded by Landlord to Tenant.

     g. The annual Statement shall be prepared in accordance with generally accepted accounting practices, shall be certified by Landlord, and shall be final and conclusive on both parties.

     6. Interest and Late Charges. Tenant acknowledges that the late payment of any installment of Base Rent or additional rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, if any installment of Base Rent or additional rent is not received by Landlord within ten (10) days from the date it is due and noticed, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such non-payment by Tenant. In addition, all unpaid amounts shall bear interest beginning thirty days after they fall at the Default Interest, but in no event higher than the maximum rate allowed by law. Assessment or acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

     7. Security Deposit. Upon execution of this Lease, Tenant agrees to deposit with Landlord the Security Deposit in the amount set forth in Article 2.k, as security for Tenant's full and faithful performance of every provision of this Lease. Landlord is not required to keep the Security Deposit separate from its general funds, and Tenant is not entitled to interest on the deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect, and shall not be binding upon the Landlord. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any remaining balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Term and the surrender of possession of the Premises to Landlord in accordance with Article 22.

     8. Use of Premises by Tenant. Tenant shall continuously use and occupy the Premises for Office and Research and for no other purpose whatsoever. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of any insurer or any governmental agency having jurisdiction over the insurance business. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provision of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or hereunder) at the expiration of the Term and the surrender of possession of the Premises to Landlord in accordance with Article 22.

     8. Use of Premises by Tenant. Tenant shall continuously use and occupy the Premises for Office and Research and for no other purpose whatsoever. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building of Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of any insurer or any governmental agency having jurisdiction over the insurance business. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provision of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     9. Parking. When not in default hereunder, Tenant shall be entitled, at no additional cost or expense, to the exclusive use of seven designated covered parking spaces at such locations as Landlord may from time to time select at the Project.

     10. Services and Utilities. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during generally recognized business days, and during hours determined by Landlord in its sole discretion, and subject to the Rules and Regulations of the Building or Project, electricity for normal desk top office equipment and normal copying equipment, and heating, ventilation and air conditioning ("HVAC") as required in Landlord's judgement for the comfortable use and occupancy of the premises. If Tenant desires HVAC at any other time, Landlord shall use reasonable efforts to furnish such service upon request from Tenant and Tenant shall pay Landlord's charges therefor on demand. For pre-scheduled HVAC and electrical use in excess of fifty hours per weekly period for the Premises, Tenant shall pay as additional monthly rent an amount equivalent to the excess hourly usage times Thirty Two United States Dollars ($32). For "on demand" supplemental HVAC use in excess of the base 50 hours per week plus any pre-scheduled times, Tenant shall pay as additional rent an amount equivalent to Two and 50/100 United States Dollars per hour of usage per HVAC air handling unit. Landlord shall also maintain and keep lighted the common stairs, common entries and rest-rooms in the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rent be abated by reason of (a) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services (b) failure to furnish or delay in furnishing any such services where such failure to delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. If Tenant uses heat generating machines, electronic data processing equipment, or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

     Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, photocopiers or machines using in excess of 220 volts, which consume more electricity than is usually furnished or supplied for the use of premises as general office space, as determined by the Landlord. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord may have installed a water meter or electrical current meter in the Premises to measure the amount of water or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand, as additional rent, for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, the excess cost for such water and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant's expense.

     Nothing contained in this Article shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. In the event utilities are separately metered, Tenant shall pay promptly upon demand for all utilities consumed at utility rates charged by the local public utility plus any additional expense incurred by Landlord in keeping account of the utilities so consumed. Tenant shall be responsible for the maintenance and repair of any such meter at its sole cost.

     Provided that Tenant is not in default hereunder, Landlord agrees to furnish janitorial and cleaning services to the Premises at least five (5) days per week, except recognized federal, state and local holidays. Tenant shall pay to Landlord, within five (5) business days after receipt of Landlord's bill, the reasonable costs incurred by Landlord for extra cleaning in the Premises required because of (a) misuse or neglect on the part of Tenant, its employees or invitees, (b) use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, (c) interior glass partitions or unusual quantities of glass surfaces, (d) non-building standard materials or finishes installed by Tenant, and (e) removal from the premises of refuse and rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy or at times other than landlord's standard cleaning times.

     11. Taxes Payable by Tenant. In addition to all other rents and any other charges to be paid by Tenant hereunder, Tenant shall pay Landlord, as additional rent, a sum equal to the aggregate of any municipal, city, county, state or federal excise, sales, use or transaction privilege taxes now or hereafter levied or imposed, directly or indirectly, against or on account of the amounts payable hereunder or the receipts thereof by Landlord, which sum shall be paid with each installment of rent or additional rent. Tenant also shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are imposed upon, measured by or reasonably attributable to: (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or on the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or any estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net rent

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

after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

     12. Condition of the Premises. Tenant's taking of possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition except for such matters as to which Tenant gave Landlord notice or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied respecting any matter or thing relating to the Premises, Building, Project or this Lease (including without limitation the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its broker or sales agent other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.

     13. Repairs and Maintenance. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the control of Tenant (and not caused by any act or omission of Tenant's agents, officers, employees, contractors, servants, invitees, licensees or guests) and ordinary wear and tear excepted. If Tenant does not make such repairs, Landlord may make such repairs and replacements, and Tenant shall pay Landlord the costs thereof upon receipt of a statement therefor. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in good condition, ordinary wear and tear and damage from causes beyond the control of Tenant (and not caused by any act or omission of Tenant's agents, officers, employees, contractors, servants, licensees, invitees or guests) excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

     Notwithstanding the provisions hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems installed or furnished by Landlord, unless such maintenance or repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, officers, employees, contractors, servants, licensees, invitees or guests, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance or repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance for which Landlord is responsible as provided above unless such failure shall persist for an unreasonable time after the written notice of the need of such repairs or maintenance is given to Landlord by Tenant and is due solely to causes within Landlord's reasonable control. Actual notice shall not be a substitute for written notice hereunder. In any event there shall be no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. Landlord may enter the Premises at all reasonable times to make any repairs Landlord deems necessary or desirable or as Landlord may be required to do by any governmental authority.

     14. Fire or Casualty. In the event less than ten percent (10%) of the Premises or the Building is damaged by fire or other perils covered by the extended coverage insurance carried by Landlord for the Building, Landlord agrees to repair the same with reasonable promptness and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant, or its agents, officers, employees, contractors, servants, invitees, licensees or guests, there shall be no reduction or abatement of rent.

     In the event more than ten percent (10%) of the Premises is damaged by any perils covered or not covered by the extended coverage insurance carried by Landlord for the Building, Tenant shall have the right to give notice to Landlord, at any time within 30 days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than 30 and no more than 60 days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount based upon the extent, if any, to which such damage has materially interfered with the business carried on by Tenant in the Premises, shall be paid up to the date of such termination.

     In the event the Premises or the Building is damaged as a result of any cause other than the perils covered by the fire and extended coverage insurance carried by Landlord on the Building, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building, as applicable. In the event the destruction of the Premises or the Building is to an extent greater than ten percent of the full replacement cost thereof, then Landlord shall have the option: (a) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as provided above; or (b) to give notice to Tenant at any time within 60 days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than 30 and no more than 60 days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount based upon the extent, if any, to which such damage has materially interfered with the business carried on by Tenant in the Premises, shall be paid up to the date of such termination.

     Notwithstanding anything to the contrary contained in this Article or any other Articles, Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when any damage thereto or to the Building occurs during the last 12 months of the term of this Lease or any extension thereof; provided, however, that Landlord shall not be relieved of the obligation to perform such routine maintenance as is provided elsewhere in this Lease. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements, of any panels, decoration, office fixtures, furniture, railings, floor coverings, partitions, or any other property installed or placed in the Premises by Tenant.

     Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, for damage to or loss of any of Tenant's fixtures or personal property, or for any damage to Tenant's business, or any inconvenience or annoyance occasioned by such damage, or by any repair, reconstruction or restoration by Landlord, or by any failure of Landlord to make any repairs, reconstruction or restoration under this Article or any other provision of this Lease.

     With respect to damage which Landlord is obligated or elects to repair, Tenant shall continue to be liable to pay rent and shall not be entitled to quit and surrender possession of the Premises except as specifically provided in this Article.

     15. Alterations and Additions. Tenant shall not make any additions, alterations or improvements to the Premises without Landlord's prior written consent. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel approved by Landlord, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that any such work be performed by Landlord's contractor, in which case the cost of such work shall be paid for before commencement of the work. Tenant shall pay to Landlord upon completion of any such work by Landlord's contractor, an administrative fee of ten percent (10%) of the cost of the work.

     Tenant shall pay the costs of any work done on the Premises pursuant to this Article and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorney's fees and any other expenses incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

     Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of non-responsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

     Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a performance and payment bond in an amount equal to at least one and one-half (1 1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanics' and materialmen's liens and to insure timely completion of the work. Nothing contained in this Article shall relieve Tenant of its obligation under this Article to keep the Premises, Building and Project free of all liens.

     16. Leasehold Improvements, Tenant's Property. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in this Article or Article 22.

     All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

     17. Hazardous Materials.

     a. For the purposes of this Article, the following definition shall apply:

          Hazardous Materials Laws: Any and all federal, state, local, ordinances, rules, decrees, orders, regulations or court decisions (including the so called "common-law") relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, 42 U.S.C. sec.9601, et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. sec.6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. sec.1801, et seq., any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules decrees, orders or regulations.

          Hazardous Materials: Any chemical, compound, material, substance or other matter that: (i) is a flammable explosive, asbestos, radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, petroleum product, or related injurious or potentially injurious material, whether injurious or potentially injurious by itself or in combination with other materials; (ii) is controlled, designated in or governed by any Hazardous Materials Law; (iii) gives rise to any reporting, notice or publication requirement under any Hazardous Materials Law; or (iv) gives rise to any liability, responsibility or duty on the part of Tenant or Landlord with respect to any third person under any Hazardous Materials Law.

     b. Tenant shall not allow any Hazardous Material to be used, generated, released, stored or disposed of on, under or about, or transported from, the Premises, the Building or the Project, unless: (i) such uses is specifically disclosed to and approved by Landlord in writing prior to such use; and (ii) such uses is conducted in compliance with the provisions of this Article. Landlord may approve such use subject to reasonable conditions to protect the Premises, the Building or the Project, and Landlord's interests. Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Materials Laws or that Tenant has not provided reasonable assurances of its ability to remedy such a violation and fulfill its obligation under this Article.

     c. Tenant shall strictly comply with, and shall maintain the Premises in compliance with, all Hazardous Materials laws. Tenant shall obtain and maintain in full force and effect all permits, licenses and other governmental approvals required for Tenant's operations on the Premises under any Hazardous Materials Laws and shall comply with all terms and conditions thereof. At Landlord's request, Tenant shall deliver copies of, or allow Landlord to inspect, all such permits, licenses and approvals. Tenant shall perform any monitoring, investigation, clean-up, removal and other remedial work (collectively, "Remedial Work") required as a result of any release or discharge of Hazardous Materials affecting the Premises, the Building or the Project, or any violation of Hazardous Materials Laws by Tenant or any assignee or sublessee of Tenant or their respective agents, contractors, employees, licensees, or invitees. Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial Work, and to approve performance of the work, in order to protect Landlord's interest.

     d. Tenant shall comply with the requirements of Landlord's and Tenant's respective insurers regarding Hazardous Materials and with such insurer's recommendations based upon prudent industry practices regarding management of Hazardous Materials.

     e. Tenant shall notify Landlord, in writing, within two (2) days after any of the following: (i) a release or discharge of any Hazardous Material, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency; (ii) Tenant's receipt of any order of a governmental agency requiring any Remedial Work pursuant to any Hazardous Materials Laws; (iii) Tenant's receipt of any warning, notice of inspection, notice of violation or alleged violation, or Tenant's receipt of notice or knowledge of any proceeding, investigation of enforcement action, pursuant to any Hazardous Materials Laws; or (iv) Tenant's receipt of notice or knowledge of any claims made or threatened by any third party against Tenant or the Premises, the Building or the Project, relating to any loss or injury resulting from Hazardous Materials. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Materials laws.

     f. Upon the termination of this Lease, Tenant shall remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall clean-up, detoxify, repair and otherwise restore the Leased Premises to a condition free of Hazardous Materials.

     g. Tenant shall protect, indemnify, defend and hold Landlord harmless from and against, and shall be responsible for, any and all claims, costs, expenses, suits, judgements, actions, investigations, proceedings and liabilities arising out of or in connection with any breach of any provisions of this Article or directly or indirectly arising out of the uses, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant or any sublessee or assignee of Tenant, or their respective agents, contractors, employees, licensees, or invitees, on, under or about the Premises, the Building or the Project during the Term or Tenant's occupancy of the Premises, including, but not limited to, all foreseeable and unforeseeable consequential damage and the cost of any Remedial Work. Neither the consent by Landlord nor the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Hazardous Material Laws shall excuse Tenant from Tenant's indemnification obligations pursuant to this Article. The foregoing indemnity shall be in addition to and not a limitation of the indemnification provision of Article 24 of this Lease. Tenant's obligation pursuant to this Article shall survive the termination or expiration of this Lease.

     h. If Landlord's consent is required for an assignment of this Lease or a subletting of the Premises, Landlord shall have the right to refuse such consent if the possibility of a release of Hazardous Materials is materially increased as a result of the assignment or sublease or if Landlord does not receive reasonable assurances that the new tenant has the experience and the financial ability to remedy a violation of the Hazardous Materials Laws and fulfill its obligations under this Article.

     i. Landlord and its agents, employees and contractors, shall have the right, but not the obligation, to enter the Premises at all reasonable times to inspect the Premises and Tenant's compliance with the terms and conditions of this Article, or to conduct investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Article have occurred, or if Tenant consents at the time of entry. In all other cases, Landlord shall give at least twenty-four

(24) hours prior notice to Tenant. Landlord shall have the right, but not the obligation, to remedy any violation by Tenant of the provision of this Article or to perform any Remedial Work which is necessary or appropriate as a result of any governmental order, investigation or proceeding. Tenant shall pay, upon demand, as additional rent, all costs incurred by Landlord in remedying such violations or performing all Remedial Work, plus interest thereon at the Default Interest from the date of demand until the date received by Landlord.

     j. The release or discharge of any Hazardous Material or the violation of any Hazardous Materials Laws shall constitute an event of default by Tenant under this Lease. In addition to and not in lieu of the remedies available under this Lease as a result of such event of default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed and Landlord's election to this remedy shall not constitute a waiver of Landlord's right thereafter to pursue the other remedies set forth in this Lease.

     18. Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit "E" and such other reasonable rules and regulations as Landlord may from time to time promulgate. Landlord reserves the right from time to time to make reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be liable to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants of the Building.

     19. Certain Rights Reserved to the Landlord. Landlord reserves the following rights, exercisable without liability to Tenant for (i) damage or injury to property, person or business, (ii) causing an actual or constructive eviction from the premises, or (iii) disturbing Tenant's use or possession of the Premises:

          a. To name the Building and Project and to change the name or street address of the Building or Project;

          b. To install and maintain all signs on the exterior and interior of the Building and Project;

          c. To have master keys to the Premises and all doors within the Premises, excluding Tenant's vaults and safes;

          d. At any time during the Term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

          e. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders, or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry;

          f. To designate and/or approve, prior to installation, any type of window shades, blinds, drapes, awnings, window ventilators or other similar equipment and to control all internal lighting that may be visible from the Building's exterior;

          g. To designate, limit, restrict and/or control any business and any service in or to the Building and its tenants;

          h. To decorate, repair, alter, add to or improve structurally or otherwise, the Building or any part thereof and to enter the Premises for such purposes and, during the continuance of such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities, so long as the Premises are reasonably accessible by Tenant;

          i. To grant to anyone the exclusive right to conduct a business or render a service in or to the Building, provided such exclusive right does not operate to exclude Tenant from the use expressly permitted herein;

          j. To require that moving of furniture and similar items in and out of the Building and the Premises be only at such times and in such manner as Landlord directs in writing. Movement of Tenant's property in or out of the Building and within the Building is entirely at Tenant's risk and responsibility and Landlord reserves the right to require permits before allowing such property to be moved in or out of the Building;

          k. To require Tenant to obtain Landlord's written approval before vending or dispensing machines of any kind are placed in or about the Premises;

          l. To have access for itself and Building tenants to mail chutes located on the Premises according to the rules of the United States Postal Service;

          m. To permit Landlord and its agents to enter the Premises at all reasonable times to examine or inspect the same, to show the same to prospective purchasers or lessees, and to make such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord is required or permitted to do under the terms of this Lease. If Tenant is not personally present to open and permit entry into the Premises when Landlord's entry is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, without liability to Tenant except for failure to exercise due care for Tenant's property, and without breaching the terms of this Lease.

     20. Assignment and Subletting. No assignment of this Lease by Tenant or sublease of all or any part of it shall be permitted except as provided in this Article. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of the Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord.

     If at any time or from time to time during the Term, Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall given notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Tenant thereafter may assign the Lease or sublet such space to such proposed assignee or subtenant if and only if all of the following conditions are satisfied;

          a. Landlord shall have given its written consent to the assignment or sublease, which consent shall not be unreasonably withheld;

          b. The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

          c. No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

          d. No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

          e. Any sums or other economic consideration received by Tenant from time to time as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commission or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rental under this Lease without affecting or reducing any other obligations of Tenant hereunder.

     Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under Article 8 remains unchanged.

     No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     For purposes of this Article, any transfer or transfers of ownership or control of Tenant (if Tenant is not an individual and is not a corporation whose shares are publicly traded on a national stock exchange) resulting, in the aggregate, in the ownership or control by persons not shareholders, partners, or joint ventures with Tenant as of the execution of this Lease of more than a 25% interest in Tenant shall constitute an assignment of this Lease.

     21. Holding Over. Tenant shall not, without Landlord's prior written consent, hold over after the termination or expiration of this Lease. If Tenant holds over with Landlord's prior written consent, the tenancy shall be from month-to-month terminable upon ten days notice by Landlord and upon thirty days notice by Tenant. Any holdover without Landlord's prior written consent shall be a tenancy at will terminable upon demand for possession regardless of whether any rental has been paid in advance. In either event, Tenant shall comply with all of the terms of this Lease, including the payment of all additional rent, except that the Base Rent shall be 125% of the Base Rent, as adjusted, immediately prior to expiration or termination of this Lease.

     22. Surrender of Premises. Upon expiration or termination of this Lease or upon the termination of Tenant's right of possession, whether by lapse of time or at the Landlord's option as herein provided, Tenant shall immediately surrender possession of the Premises to Landlord and remove all of its property therefrom as permitted or required hereunder, and if such possession is not immediately surrendered, Landlord may re-enter the Premises and remove all persons and property therefrom. Without limiting the generality of the foregoing, Tenant agrees to remove at the termination of this Lease all personal property to which Tenant is entitled under Article 16 hereof, together with any Leasehold Improvements Landlord designates in writing to be removed. All damage to the Premises or the Building arising from Tenant's moving of property in or out of the Building including damage to floors due to overloading, shall be fully repaired at Tenant's sole expense. If Tenant fails or refuses to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without cost, set-off, credit allowance or otherwise, and Landlord may accept title to such property, or at Tenant's expense, remove it or any part thereof in any manner that Landlord shall choose and store or dispose of it without incurring liability to Tenant or any other person.

     Neither surrender of this Lease by Tenant nor a mutual cancellation thereof shall cause a merger, but rather shall, at Landlord's option, operate to terminate any or all subleases or subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

     23. Eminent Domain. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (a) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety
(90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining areas of the Premises is not reasonably sufficient for Tenant to continue operation of its business; and (b) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth
(30th) day after either such notice. The rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and Tenant's proportionate Share of Direct Expenses shall be equitably adjusted according to the remaining rentable area of the Premises and the Building.

     In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority. Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damages to Tenant's personal property.

     In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of building standard work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold improvements and Tenant's Property.

     24. Indemnification. Tenant shall defend, indemnify and hold Landlord harmless, regardless of any negligence which may be imputed or charged to Landlord as the owner of real property alleged to be dangerous or defective, from and against any and all claims arising out of (a) Tenant's use of the Premises or any part thereof or the conduct of its business, or (b) any activity, work or other thing done, permitted or suffered by Tenant in or about the Building or the Premises, or any part thereof, or (c) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (d) any act or negligence of the Tenant, or any officer, agent, employee, contractor, servant, licensee, invitee or guest of Tenant, and in each case from and against any and all damages, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation expert witness fees and reasonable attorneys' fees) arising in connection with any such claim or claims as described in clauses (a) through (d) above, or any action or proceeding brought thereon. If any such action or proceeding be brought against Landlord, Tenant upon notice from Landlord shall defend the same at Tenant's sole expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage or loss to property or injury or death to persons, in, upon or about the Premises, from any cause other than Landlord's sole and active negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

     Landlord or its agents shall not be liable for any damage or loss to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or death of or damage or loss to persons or property resulting from any accident, casualty or condition occurring in or about the Building or the Premises, or any part thereof, or any equipment, appliances or fixtures therein, or from any other cause whatsoever, unless caused solely by the active negligence of Landlord, its agents, servants or employees.

     25. Tenant's Insurance. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's Lender and qualified to do business in the State. Each policy, except the worker's compensation insurance policy, shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (a) a cross-liability endorsement, (b) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancelable except after twenty (20) days written notice to Landlord and Landlord's Lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a twenty-five (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

     Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 16 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included with the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) above shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

     Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive general liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

     Not less than every three (3) years during the Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the cost of living.

     26. Landlord's Insurance. Landlord covenants and agrees that throughout the Term it will insure the Building (excluding any property with respect to which Tenant is obligated to insure pursuant to the provisions of Article 25 against damage by fire and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar building in the geographic area in which the Building is situated. In addition, Landlord may keep and maintain in full force and effect during the Term, rental income insurance insuring Landlord against abatement or loss of rent, including items of additional rent, in case of fire or other casualty similarly insured against, in an amount at least equal to the Annual Fixed rent during one calendar year hereunder. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or the mortgagee or ground lessors (if any) of Landlord may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, although Landlord shall use such proceeds in the repair and reconstruction of the Building and the Premises unless the provisions of Article 14 above shall apply. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or to replace the same.

     27. Waiver of Subrogation. Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against and under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required Lease unless written notice of termination is given to Tenant. Notwithstanding any termination of Tenant's right to possession without terminating the Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     No remedy herein conferred upon Landlord is exclusive of any other remedy; Landlord's remedies are cumulative and in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. Landlord's delay or omission to exercise any right or power arising from any default shall not impair any such right or power, nor waive any such default.

     No act or conduct of Landlord, or its agent, whether by acceptance of the keys to the Premises or otherwise, shall constitute Landlord's re-entry, acceptance of Tenant's surrender of the Premises prior to the expiration of the term hereof. Landlord's acceptance of Tenant's surrender shall occur only by a written acceptance of surrender signed by Landlord.

     Tenant shall serve any notice of claimed default or breach by Landlord under this Lease upon the lender (if any) holding a first trust deed or mortgage against the Building or any part thereof and notwithstanding anything contained herein, shall allow such lender the same period following any default to cure the same as provided in Article 38.p. No notice of default shall be effective against Landlord unless the requirements of Article 38.p have been satisfied.

     b. Insolvency. Tenant agrees that neither this Lease nor its interest hereunder in the Premises or the improvements thereon shall be subject to involuntary assignment, transfer, or sale by operation of law or otherwise and that any attempted involuntary assignment, transfer or sale shall be void. Without limiting the generality of the preceding sentence, Tenant agrees that if any proceeding under the Federal Bankruptcy Code is commenced by or against Tenant (and if against Tenant, said proceeding is not dismissed before either any order for relief is entered or the confirmation of an arrangement) or if Tenant is adjudged insolvent or makes an assignment for the benefit of its creditors, or if a writ of attachment or execution is levied on the leasehold estate hereby created and is not released or satisfied in any proceeding to which Tenant is a party within a period of 30 days, or if a trustee, receiver, examiner, liquidator or custodian is appointed with authority to take possession or control of the Premises or Tenant's business conducted thereon and he is not discharged within a period of 30 days after his appointment; any such event or involuntary assignment shall constitute a breach of this Lease by Tenant and, at Landlord's option, in addition to its rights or remedies hereunder or as provided by law, Landlord may, without notice of entry and without the ten days' notice described in the first sentence of Article 32.a, and without other action, terminate this Lease and all Tenant's rights under this Lease and those of any persons claiming under Tenant in and to the Premises.

     33. Inability to Perform. If either party hereto is delayed or prevented from performing any act required hereunder by acts of God, strikes, lockouts, labor troubles, civil disorder, inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing contained in this Article shall excuse Tenant from the prompt payment of rent and other charge required of Tenant.

     34. Brokerage Fees. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting Stanfield-Pinel Associates, Inc. and Cutler Commercial (Tyler Lupton) and that it knows of no other real estate broker or agent who is entitled or claims to be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than the aforesaid broker.

     35. Notices. All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and (a) if to Landlord, shall be given by personal delivery or by certified mail, return receipt requested, to Landlord's Mailing Address as set forth in Article 2.h and (b) if to Tenant, shall be given by first class or certified mail to Tenant's Mailing Address as set forth in Article 2.g or to the Premises. All notices to Tenant shall be deemed given when delivered or mailed and all notices to Landlord shall be deemed given when received. Either party may from time to time change its Mailing Address by notice to the other party.

     36. Government Energy or Utility Controls. In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use of consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

     37. Quiet Enjoyment. Tenant, upon paying the rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate, provided, however, that Landlord shall have no duty to protect Tenant against disturbance by any person not employed by Landlord.

     38. Miscellaneous.

     a. Attorneys' Fees. If any action or proceeding is brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees and expert witness fees, incurred on account of such action or proceeding.

     b. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

     c. Successors and Assigns. Subject to the provisions of Article 20, this Lease shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties.

     d. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State.

     e. Prior Agreement; Amendments. This Lease constitutes the entire agreement of the parties with respect to its subject matter, and no prior agreement or understanding pertaining to its subject matter shall be effective for any purpose. No provision of this Lease may be waived or modified except in writing signed by the party (or its successor in interest) against whom enforcement of the waiver or modification is sought.

     f. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease.

     g. Recording. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

     h. Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives all claims against Landlord for money damages by reason of any refusal, withholding or delay by Landlord of any consent or approval, and in such event, Tenant's sole remedy shall be an action for specific performance, injunction or declaratory judgment for the determination of the issue by a court of competent jurisdiction.

     i. Counterparts. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

     j. Furnishing of Financial Statements; Tenant's Representations. Upon Landlord's written request, Tenant shall promptly furnish Landlord, from time to time, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects, and have been submitted to Landlord to induce Landlord to enter into this Lease.

     k. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent provided for in this Lease shall be deemed to be other than on account of the earliest due rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment be effective to give rise to an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the amounts due and to pursue any other remedy provided for in this Lease.

     l. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any delay and notwithstanding any delivery of possession of the Premises to Tenant, until Landlord has signed and delivered this Lease to Tenant.

     m. Corporate Authority. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its Board of Directors authorizing such execution.

     n. Changes Requested by Lender. Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligation of the party from whom consent to such change or amendment is requested.

     o. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

     p. Mortgage Protection. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

     q. Time is of the Essence.  Time is of the essence of this Lease.

     r. Light or Air. No rights to light or air across or over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease, and Landlord shall not be liable for interference with the natural light to the Premises or for any latent defect in the Premises, Building or Project.

     s. Exhibits. The exhibits attached hereto constitute part of this Lease and are incorporated herein by reference.

     t. Landlord's Liability. If, at any time during the Term, the holder of Landlord's interest is a partnership or joint venture, Tenant agrees to look only to the assets of such partnership or joint venture (and not to the partners or joint ventures personally) with respect to any obligations or payments due or which may become due from Landlord hereunder.

     The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.

     39. Renewal Option. If not in default hereunder, Tenant shall have the right to renew this Lease for a two (2) year period at prevailing market rates.

     40. Right of Refusal. If Tenant is not in default hereunder, Tenant shall have a right of first refusal for the vacant space contiguous to the Premises to the East, during the term of this Lease. Landlord will notify Tenant of the availability of the space. Tenant will be given ten (10) working days to exercise its right to lease the contiguous premise at the same terms offered to a prospective tenant.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY LANDLORD OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

Executed on September 29, 1997     LANDLORD:      By: [Illegible Signature]
                                                      ---------------------------------------
                                                  Its:  Agent
                                                       --------------------------------------
Executed on September 26, 1997     TENANT:        By: [Illegible Signature]
                                                      ---------------------------------------
                                                  Its:  Chief Financial Officer
                                                       --------------------------------------

                                  EXHIBIT "A"

                         LEGAL DESCRIPTION OF PROPERTY
                         ON WHICH PREMISES ARE LOCATED

     That certain parcel of land being situated in the west half of Section 8, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

     COMMENCING at the West quarter corner of said Section 8;

     thence East 33.00 feet to a point on the Easterly line of 48th Street;

     thence North parallel to and 33 feet Easterly from the center line of 48th Street and the West line of said Section 8, 1227.83 feet to a point 50 feet Southerly from the center line of Washington Street;

     thence South 81 degrees 50 minutes 00 seconds East parallel to and 50 feet Southerly from the center line of Washington Street 1402.28 feet to a point, said point being the Northeast corner of that certain parcel of land described in Deed recorded in Docket 7997, page 474, in the office of the Maricopa County Recorder;

     thence South 8 degrees 10 minutes 00 seconds West along the East line of said last mentioned 666.51 feet to the Southeast corner thereof and the True Point of Beginning:

     THENCE South 81 degrees 50 minutes 00 seconds East parallel with said center line of Washington Street, 346.14 feet;

     thence North 8 degrees 10 minutes 00 seconds East parallel to the East line of said parcel, described in said Deed, 666.51 feet to a point 50 feet Southerly from the center line of Washington Street;

     thence North 81 degrees 50 minutes 00 seconds West parallel to the East line of said parcel, described in said Deed, 666.51 feet to a point that bears North 81 degrees 50 minutes 00 seconds West 30.00 feet from the True Point of Beginning;

     thence South 81 degrees 50 minutes 00 seconds East parallel with said center line of Washington Street 30.00 feet to the True Point of Beginning.

                                  EXHIBIT "B"

                               PROJECT SITE PLAN

                               [DRAWING TO COME]

                                  EXHIBIT "C"

                              TENANT IMPROVEMENTS

LANDLORD SHALL PROVIDE THE FOLLOWING IMPROVEMENTS:

     Improvements to the Premises according to agreed upon drawings, attached herewith after approval, with cost of improvements not to exceed TWENTY EIGHT THOUSAND United States Dollars ($28,000.00) and executed according to provisions of Paragraph 15. ALTERATIONS AND ADDITIONS.

TENANT SHALL PROVIDE THE FOLLOWING IMPROVEMENTS:

     Improvements to the Premises according to agreed upon drawings, attached herewith after approval, with cost of improvements in excess of Landlord's participation as stated above, and for all costs defined in Paragraph 16. LEASEHOLD IMPROVEMENTS.